Fourth Quarter and Fiscal Year 2017 Financial Results Exhibit 99.2

Management Presenters Joe Chlapaty Chairman and Chief Executive Officer Scott Cottrill Executive Vice President, Chief Financial Officer, Secretary and Treasurer Mike Higgins Director, Investor Relations & Business Strategy

Safe Harbor and Non-GAAP Financial Metrics Certain statements in this presentation may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the anticipated timing for the issuance of additional historic and future financial information and related filings. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise during the course of the Company’s ongoing accounting review that would require the Company to make additional adjustments or revisions or to restate further the financial statements and other financial data for certain prior periods and any future periods; a conclusion that the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) were ineffective; the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering further weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes certain non-GAAP financial measures to describe the Company’s performance. The reconciliation of those measures to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Better than expected fourth quarter net sales driven by construction market demand and the impact of favorable weather conditions in certain geographies. 1 Q4 2017 Highlights 2 3 Margin pressure in the quarter was due to the timing of absorption costs related to production and transportation expenses, in addition to higher G&A. Favorable cash flow generation driving additional avenues for shareholder value creation including investments in growth and operational improvements as well as cash returns to shareholders.

FY2017 Performance FY2017 Guidance Actual Strong top line performance in Q4 drove sales above high end of guidance range, Adjusted EBITDA performance in line Key Metric Low High FY 2017 Net Sales (in Millions) $1,225 $1,250 $1,257 Adj. EBITDA (in Millions) $190 $210 $193

FY2017 Market Conversion Commentary Domestic End Market Results FY2017 Non-Residential sales continued to outpace the market, driven by HP and Allied Product sales. New Residential Construction sales outpaced Housing Market, driven by HP and N12 sales. Retail, Infrastructure and Agriculture sales performed in line with markets. Market growth is based management estimates and other quantitative and qualitative factors. Market ADS ADS construction market sales grew 3% despite slow domestic market Non-Residential Infrastructure Residential Agriculture New Residential Construction Retail

Q4 2017 Financial Performance Revenue Gross Margin Adjusted EBITDA Margin Despite tough comparison, better than anticipated sales driven by favorable weather conditions in certain geographies Q4 2017 Q4 2016 Q4 2017 Q4 2016 Q4 2017 Q4 2016 ~ flat - 410 bps - 370 bps (USD, in millions) $245 Revenue Adjusted EBITDA Margin Q4 FY16 8.8% Price/Material Costs (0.8)% Transportation, Other Operations (2.8)% SG&A (1.2)% Other 1.1% Q4 FY17 5.1% Operating Income By Geography • Vol/price/mix/other: Op Margin: +60 bps EPS: +0.03 + Domestic +1% Operating Margin - International - 13% • Cost reductions: Op Margin: +320 bps EPS: +$0.13 Segment Results By Application • Investments: Op Margin: -90 bps EPS -$0.04 Pipe Products + Pipe +0% • Acquisitions: Op Margin: -20 bps EPS: $0.00 Revenue - Allied Products - 2% • Other: Tax Rate 20.9% Share Count 179.9M Overall Growth Constant Currency Growth Organic Growth Operating Income Operating Margin Allied Products Revenue Overall Growth Constant Currency Growth Organic Growth Operating Income Operating Margin GAAPQ2 2016 Adjusted*Q2 2016 GAAPYTD - Q2 2016 Adjusted*YTD - Q2 2016 Domestic Markets Xylem Consolidated + Construction +2% Xylem Consolidated + Non-Residential +3% Revenue + Residential +0% Overall Growth - Infrastructure - 3% Key Performance Drivers - Agriculture - 8% + Pipe +1% Constant Currency Growth - Allied Products - 0% • Organic growth in-line with expectations Earnings per Share • Cost inflation: Op Margin: -170 bps EPS: -$0.07 Segment Results • Investments: Op Margin: -90 bps EPS -$0.04 Pipe Products • Acquisitions: Op Margin: -20 bps EPS: $0.00 Revenue • Other: Tax Rate 20.9% Share Count 179.9M Overall Growth Constant Currency Growth Organic Growth Operating Income Operating Margin Allied Products Revenue Overall Growth Constant Currency Growth Organic Growth Operating Income Operating Margin

Fiscal Year 2017 Financial Performance Revenue Gross Margin Adjusted EBITDA Margin Despite lower revenues, earnings exceeded the prior year driven by disciplined pricing and a favorable cost environment. FY 2017 FY 2016 FY 2017 FY 2016 FY 2017 FY 2016 - 2.6% +140 bps +90 bps (USD, in millions) $1,291 Revenue Adjusted EBITDA Margin YTD FY16 14.5% Price/Material Costs 2.4% Transportation, Other Operations (0.9)% SG&A (0.8)% Other 0.2% YTD FY17 15.4% Operating Income By Geography • Vol/price/mix/other: Op Margin: +60 bps EPS: +0.03 - Domestic - 1% Operating Margin - International - 12% • Cost reductions: Op Margin: +320 bps EPS: +$0.13 Segment Results By Application • Investments: Op Margin: -90 bps EPS -$0.04 Pipe Products - Pipe - 5% • Acquisitions: Op Margin: -20 bps EPS: $0.00 Revenue + Allied Products +3% • Other: Tax Rate 20.9% Share Count 179.9M Overall Growth Constant Currency Growth Organic Growth Operating Income Operating Margin Allied Products Revenue Overall Growth Constant Currency Growth Organic Growth Operating Income Operating Margin GAAPQ2 2016 Adjusted*Q2 2016 GAAPYTD - Q2 2016 Adjusted*YTD - Q2 2016 Domestic Markets Xylem Consolidated + Construction + 3% Xylem Consolidated + Non-Residential + 5% Revenue - Residential - 1% Overall Growth - Infrastructure - 1% Key Performance Drivers - Agriculture - 22% - Pipe - 3% Constant Currency Growth + Allied Products + 5% • Organic growth in-line with expectations Earnings per Share • Cost inflation: Op Margin: -170 bps EPS: -$0.07 Segment Results • Investments: Op Margin: -90 bps EPS -$0.04 Pipe Products • Acquisitions: Op Margin: -20 bps EPS: $0.00 Revenue • Other: Tax Rate 20.9% Share Count 179.9M Overall Growth Constant Currency Growth Organic Growth Operating Income Operating Margin Allied Products Revenue Overall Growth Constant Currency Growth Organic Growth Operating Income Operating Margin

General and Administrative Expenses Q4 FY17 Q4 FY16 I/(D) FY17 FY16 I/(D) G&A expense, as reported $32.5 $27.7 $4.8 $111.0 $92.5 $18.5 EBITDA adjustments related to G&A expense: Stock-based compensation expense (benefit) 5.3 (2.6) 7.9 8.0 (5.1) 13.1 ESOP deferred stock-based compensation 0.2 0.1 0.1 1.1 1.2 (0.1) Restatement-related costs 2.6 11.6 (9.0) 24.0 28.0 (4.0) Expense (benefit) related to executive termination payments 1.1 (0.6) 1.7 1.1 (0.3) 1.4 Acquisition costs 0.4 _ 0.4 0.4 _ 0.4 G&A expense excluding above items $22.9 $19.2 $3.7 $76.4 $68.7 $7.7 All figures in USD, mm Increase in G&A expense excluding the related EBITDA adjustments is due to salaries, related benefits and professional fees.

FY 2016 FY 2017 Free Cash Flow¹ Free Cash Flow Performance % of Sales 2.7% 3.5% All figures in USD, mm Working Capital² CapEx Net Debt³ $45 $47 $418 $422 $298 $305   FY 2017 FY 2016 Change Adjusted EBITDA $193 $187 $6 Working Capital $(26) $24 $(50) Cash Tax $(14) $(32) $18 Cash Interest $(17) $(18) $1 Restatement related costs $(30) $(20) $(10) Other $(2) $(6) $4 Cash flow from operating activities $104 $135 $(31) Cap Ex $(47) $(45) $(2) FCF $57 $90 $(33)     1Operating Cash Flow less CapEx (see appendix for GAAP/non-GAAP reconciliation) 2Inventory, Accounts Receivable, Accounts Payable 3Total debt less cash (includes capital leases) 2.33x Leverage 2.27x Leverage

Market FY2018 Outlook Comments Domestic Construction End Markets Growth driven by share gains and continued strength in the domestic construction markets Agriculture End Market Softness expected to continue throughout FY2018 International End Market Modest improvement expected in Mexico, contingent on political environment; Canada expected to be flat due to weaker Ag market, offsetting growth in construction markets Key Net Sales Drivers –Market Outlook Market Outlook LSD to MSD LSD to MSD LSD ADS: Up MSD ADS: Down LSD to MSD ADS: Up LSD to MSD

FY2018 Financial Outlook Key Metric FY 2017 FY 2018 Y-o-Y Change Net Sales (in Billions) $1,257 $1,275 - $1,325 Up 1% to 5% Adj. EBITDA (in Millions) $193 $200 - $220 Up 4% to 14% Adj. EBITDA Margin 15.4% 15.7% - 16.6% +30 to +120 basis points Fiscal Year 2018 Expectations Net sales growth driven by healthy domestic construction markets and modest international improvement in Mexico. Margins to expand due to favorable demand, operational improvements and hedging tailwinds.

Strategic Pillars Increase integrated supply chain planning Optimize network footprint Improve logistics and customer sourcing Build out broader continuous improvement initiatives Operational Excellence Commercial Excellence Strategic Growth Optimize sales force effectiveness Engineering services transformation Customer service transformation Organic investments in innovation and capacity Conversion strategy Allied Products Bolt-on acquisitions International growth Strategic pillars supported by disciplined capital allocation strategy including investments in the business and cash returns to shareholders

Capital Structure and Deployment Priorities Cash and Leverage Cash Flow from Operations Sources Uses Top priorities for FY2018 include: supporting growth in certain diameters and geographies, productivity and efficiency initiatives (SPP) Focus on M&A to leverage our national footprint and sales and distribution network Seek strong management teams with synergistic opportunities Continue quarterly dividend (increased $0.01/share) Consider opportunistic share repurchases as part of our recently announced $50 million share repurchase program Maintain leverage ratio of 2x to 3x Current leverage ratio of 2.27 (includes ~$80 million of capital lease obligations) Capital Expenditures M&A Shareholder Returns Debt Repayment

Q&A Session

Closing Remarks Strong demand in domestic construction markets expected to continue into FY 2018 1 2 3 Certain markets that were challenged in FY 2017 have begun to stabilize, with International construction markets expected to contribute to growth this year Focused on accelerating growth through innovation and M&A 4 Step change in margin and profitability profile over next three years driven by SPP initiatives

Appendix

EBITDA Reconciliation

(Amounts in thousands)	Three Months Ended March 31, 2017	Three Months Ended March 31, 2016	Fiscal Year Ended March 31, 2017	Fiscal Year Ended March 31, 2016
Net (loss) income	$ (18,052)	$ (11,085)	$ 35,908	$ 30,567
Depreciation and amortization	18,290	18,955	72,355	71,009
Interest expense	3,916	4,504	17,467	18,460
Income tax (benefit) expense	(10,913)	342	24,615	23,498
EBITDA[1]	(6,759)	12,716	150,345	143,534
Derivative fair value adjustments	377	(5,587)	(10,921)	2,163
Foreign currency translation losses (gains)	49	(38)	(1,629)	697
Loss on disposal of assets and costs from exit and disposal activities	5,432	254	8,509	812
Unconsolidated affiliates interest, tax, depreciation and amortization	702	944	2,751	3,215
Contingent consideration remeasurement	(307)	257	(265)	371
Stock-based compensation expense (benefit)	5,608	(2,873)	8,307	(5,868)
ESOP deferred stock-based compensation	2,140	875	9,568	10,250
Expense (benefit) related to executive termination payments	1,104	(552)	1,092	(294)
Restatement-related costs	2,635	11,642	24,026	27,940
Inventory step up related to PTI acquisition	525	-	525	-
Bargain purchase gain on PTI acquisition	(609)	-	(609)	-
Loss related to BaySaver acquisition	-	-	-	490
Transaction costs	372	-	372	-
Impairment of investment in unconsolidated affiliate	1,300	4,000	1,300	4,000
Adjusted EBITDA[2]	$ 12,569	$ 21,638	$ 193,371	$ 187,340

1) *EBITDA as net income before interest, taxes, depreciation and amortization*
2) *Adjusted EBITDA as EBITDA before stock based compensation expense, non-cash charges and certain other expenses*

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH 18